Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of The Home Depot, Inc. (the “Company”) on Form 10-Q (“Form 10-Q”) for the period ended October 28, 2012 as filed with the Securities and Exchange Commission, I, Carol B. Tomé, Chief Financial Officer and Executive Vice President—Corporate Services of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carol B. Tomé
Carol B. Tomé
Chief Financial Officer and
Executive Vice President - Corporate Services
November 20, 2012